UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 23, 2013

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 23, 2013, we held an annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2013 (“say-on-pay”); (3) to approve our 2013 Incentive Stock Plan to replace our expiring 2004 Incentive Stock Plan; (4) to approve our 2013 162(m) Incentive Bonus Plan; and (5) to ratify the appointment of BDO USA, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending April 30, 2014.

The following directors were elected at the annual meeting:

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Barry M. Monheit	26,310,019	1,537,967	24,991,844
Robert L. Scott	26,051,832	1,796,154	24,991,844
Michael F. Golden	25,526,002	2,321,984	24,991,844
Robert H. Brust	26,298,960	1,549,026	24,991,844
P. James Debney	25,533,202	2,314,784	24,991,844
John B. Furman	26,362,968	1,485,018	24,991,844
Mitchell A. Saltz	25,479,587	2,368,399	24,991,844
I. Marie Wadecki	26,012,494	1,835,492	24,991,844

Our stockholders approved the compensation of our named executive officers on a non-binding, advisory basis. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	26,130,523	1,108,163	609,300	24,991,844

Our stockholders approved our 2013 Incentive Stock Plan to replace our expiring 2004 Incentive Stock Plan. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approval of our 2013 Incentive Stock Plan to replace our expiring 2004 Incentive Stock Plan	23,146,521	3,700,382	1,001,083	24,991,844

Our stockholders approved our 2013 162(m) Incentive Bonus Plan. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approval of our 2013 162(m) Incentive Bonus Plan	25,089,604	1,751,061	1,007,321	24,991,844

Our stockholders ratified the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending April 30, 2013. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Ratification of BDO USA, LLP as independent registered public accountants	51,348,464	934,083	557,283	—

Broker non-votes did not affect the outcome of any proposal voted on at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: September 25, 2013	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Secretary